Exhibit G.1

Supplier Documents And Deliverables

Item	Delivery deadline
Installation Manual	45 days after the Effective Date
Mechanical Operation and Maintenance Manual V82-1.65 Mk 2 & NM82/1650	Prior to Commissioning of the first Wind Turbine
Exhibit E.3, Fiber Optic Layout	45 days after receipt from Buyer of the final Project Site electrical infrastructure design
VestasOnline Business Operators Manual	45 days after the Effective Date
VestasOnline Business Installation Guide	45 days after the Effective Date
VestasOnline Business User Management Manual	45 days after the Effective Date
VestasOnline Business Report Generator Adm. Manual	45 days after the Effective Date
Job Books	45 days after Final Completion

Note:  All Supplier Documents and Deliverables to be provided in electronic form to the extent available.

Exhibit G.2

BOP Documents and Deliverables

Item	Delivery Deadline
As-Built one-line drawing of Project	Within 45 days of completion of assembly, erection and installation of the last Wind Turbine
Exhibit H.6, Electrical one-line diagram for the Project	March 1, 2007
Access Road Layouts and Specifications	March 1, 2007